UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SHARPLINK GAMING, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SHARPLINK GAMING, INC.

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55401

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on July 24, 2025

Dear Stockholders:

We are pleased to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of SharpLink Gaming, Inc., a Delaware corporation (the “Company,” “SharpLink,” “we,” “us” or “our”), to be held at 5:00 P.M. Eastern Time on July 24, 2025 virtually via live audio webcast. You will be able to attend the Special Meeting online by visiting www.virtualshareholdermeeting.com/SBET2025SM.

At the Special Meeting, stockholders will be asked to consider and vote upon the following items of business as more fully described in the accompanying proxy statement for the Special Meeting (the “Proxy Statement”):

1.	To adopt an amendment to our Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $0.0001 per share, of the Company (the “common stock”); and

2.	To adopt the Amended and Restated SharpLink Gaming, Inc. 2023 Equity Incentive Plan.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal No. 1 and “FOR” Proposal No. 2.

The Proxy Statement accompanying this Notice of Special Meeting of Stockholders describes the proposals in detail. Stockholders of record at the close of business on June 18, 2025 (the “Record Date”) are entitled to notice of, to attend, and to vote at, the Special Meeting or any continuation, postponement or adjournment thereof. As of the Record Date, there were 62,125,336 shares of common stock issued and outstanding.

It is anticipated that on or about July 7, 2025, the Company shall commence mailing to all stockholders of record, as of the Record Date, this Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card. Financial and other information concerning SharpLink, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”), is accessible on the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov, or on SharpLink’s investor relations page at https://investors.sharplink.com.

We know of no other matters to be submitted at the Special Meeting other than as specified in this Notice of Special Meeting of Stockholders.

You can submit a proxy to vote your shares either by mailing in your proxy or submitting your proxy by Internet, or by phone. If submitting a proxy by mail, the proxy must be received by our voting processing agency at least 48 hours prior to the Special Meeting or at our corporate headquarters in Minneapolis, Minnesota at least four hours prior to the Special Meeting to be counted. If submitting a proxy to vote by Internet or phone, your proxy must be received by 11:59 P.M. Eastern Time on July 23, 2025 to be counted at the Special Meeting. Detailed proxy voting instructions are provided both in the proxy statement and on the enclosed proxy card.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO VIRTUALLY ATTEND THE SPECIAL MEETING, PLEASE DATE AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES; OR YOU CAN SUBMIT A PROXY TO VOTE YOUR SHARES VIA TELEPHONE OR INTERNET. YOU CAN LATER REVOKE YOUR PROXY, VIRTUALLY ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES ONLINE. PROXIES (AND REVOCATIONS OF PROXIES) SUBMITTED BY INTERNET OR PHONE MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON JULY 23, 2025. ALL OTHER PROXY INSTRUMENTS AND POWERS OF ATTORNEY MUST BE DELIVERED TO THE COMPANY NO LATER THAN FOUR HOURS PRIOR TO THE SPECIAL MEETING.

July 3, 2025	Sincerely,
/s/ Joseph Lubin
Joseph Lubin
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on July 24, 2025: Pursuant to the rules of the Securities and Exchange Commissions, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all our proxy materials by mail.

TABLE OF CONTENTS

Page

Information About the Special Meeting	1
Proposal No. 1 – To Approve an Amendment to Our Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock of the Company	4
Proposal No. 2 – To Approve the Amended and Restated SharpLink Gaming, Inc. 2023 Equity Incentive Plan	6
Executive Compensation	16
Security Ownership of Certain Beneficial Owners and Management	25
Householding of Proxy Materials	27
Incorporation by Reference	27
Other Matters	27
APPENDIX A: Certificate of Amendment to Amended and Restated Certificate of Incorporation of SharpLink Gaming, Inc.	A-1
APPENDIX B: SharpLink Gaming, Inc. Amended and Restated 2023 Equity Incentive Plan	B-1

SHARPLINK GAMING, INC.

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 24, 2025

INFORMATION ABOUT THE SPECIAL MEETING

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the board of directors (the “Board of Directors”) of SharpLink Gaming, Inc., a Delaware Corporation (the “Company,” “SharpLink,” “we,” “us” or “our”), to be voted at the Special Meeting of Stockholders (the “Special Meeting”) and at any adjournment or postponement thereof, pursuant to the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at 5:00 P.M. Eastern Time on July 24, 2025 virtually via live audio webcast, and thereafter as it may be adjourned or postponed from time to time. You will be able to attend the Special Meeting online by visiting www.virtualshareholdermeeting.com/SBET2025SM.

Purpose of the Special Meeting

At the Special Meeting, stockholders will be asked to consider and vote upon the following proposals:

1.	To adopt an amendment to our Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $0.0001 per share, of the Company (the “common stock”); and

2.	To adopt the Amended and Restated SharpLink Gaming, Inc. 2023 Equity Incentive Plan.

We are not aware of any other matters that will come before the Special Meeting.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that you vote “FOR” Proposal No. 1 and “FOR” Proposal No. 2.

Attending the Special Meeting

The Special Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You will not be able to attend the Special Meeting physically in person. You may attend, vote and ask questions at the Special Meeting by following the instructions provided on the Notice of Internet Availability of Proxy Materials for the Special Meeting (the “Notice”) to log in to www.virtualshareholdermeeting.com/SBET2025SM. You are entitled to attend the Special Meeting if you were a stockholder of record as of June 18, 2025. Beginning at 4:45 P.M. Eastern Time on the day of the Special Meeting, you will be able to check in using your control number included on your Notice or, if you received paper copies, your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.

The audio webcast of the Special Meeting will begin promptly at 5:00 P.M. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 4:45 P.M. Eastern Time, and you should allow reasonable time for the check-in procedures.

Technical Assistance at the Special Meeting

If you have difficulty accessing the Special Meeting, please call the phone number listed at www.virtualshareholdermeeting.com/SBET2025SM.

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Voting Procedures

Only holders of record of our common stock as of the close of business on June 18, 2025 (the “Record Date”) are entitled to notice of, and to vote in person or by proxy, at the Special Meeting or any adjournments or postponements thereof. As of the Record Date, there were 62,125,336 shares of common stock outstanding and entitled to vote at the Special Meeting and there are no other classes of securities outstanding that will be entitled to vote at the Special Meeting. Each share of common stock issued and outstanding as of the Record Date is entitled to one vote on each matter to be voted on at the Special Meeting. There are no cumulative voting rights.

●	Voting by Mail. You may submit your proxy by mail by completing, signing and mailing the enclosed proxy card in the enclosed, postage-paid envelope, or, for shares held in street name, by following the voting instructions provided by your broker, bank, trustee or nominee. The proxy must be received by our transfer agent at least 48 hours prior to the Special Meeting or at our registered office in Minneapolis, Minnesota at least four hours prior to the Special Meeting to be counted.

●	Voting by Internet. You can also choose to submit a proxy to vote your shares via the Internet by going to www.proxyvote.com. You will need your Control Number, which can be found on your proxy card. Use the Internet to transmit your vote up until 11:59 P.M. Eastern Time, on July 23, 2025.

●	Voting by Telephone. You submit a proxy to vote your shares by calling 1-800-690-6903. You will need your Control Number, which can be found on your proxy card. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, on July 23, 2025.

Counting of Votes

Votes will be counted by the inspector of elections appointed for the Special Meeting. Votes will be counted by the inspector of elections for all proposals as votes “FOR,” “AGAINST,” “ABSTAIN” and, if applicable, broker non-votes.

Change or Revocation of Proxy

If you are a registered stockholder, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.
●	You may grant a subsequent proxy through the Internet.
●	You may submit a proxy to vote by telephone at a later time.
●	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401. Such notice will be considered timely if it is received at the indicated address by the close of business on July 23, 2025.
●	You may virtually attend the Special Meeting and vote online. Virtual attendance at the Special Meeting will not, by itself, revoke your proxy.

If your shares are held in street name, you may change your vote by timely submitting new voting instructions to your broker, bank, trustee or nominee or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by virtually attending the Special Meeting and voting online.

Quorum

A quorum of stockholders is necessary to transact business at the Special Meeting. The presence of the holders of stock representing at least one-third of the outstanding shares of stock of the Company issued and outstanding as of the Record Date and entitled to vote, represented virtually or by proxy, is necessary to constitute a quorum for the transaction of business at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker) or if you participate in, and vote electronically at, the Special Meeting. Abstentions and broker non-votes, if any, will be counted towards the establishment of a quorum. Unsigned or unreturned proxies, including those not returned by banks, brokers or other record holders, will not be counted for quorum or voting purposes.

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Broker Non-Votes

Broker non-votes occur when brokers that hold their customers’ shares in street name sign and submit proxies for such shares and vote such shares on some matters but not on others. Such shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner, and (ii) the broker lacks discretionary voting power to vote such shares. A broker non-vote will only be used for the purpose of establishing a quorum and will not otherwise be counted in the voting process. Accordingly, broker non-votes will not affect the outcome of any of the matters being voted on at the Special Meeting.

Voting Requirements

●	Proposal No. 1 – To adopt an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, the proposal must be approved by a majority of the votes cast on such proposal. Brokers will have discretionary authority to vote on Proposal No. 1 to the extent a beneficial owner does not provide voting instructions with respect to this proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and, therefore, will have no effect on the outcome of this proposal.

●	Proposal No. 2 – To adopt the Amended and Restated SharpLink Gaming, Inc. 2023 Equity Incentive Plan, the proposal must be approved by the majority of shares present virtually or represented by proxy at the meeting and entitled to vote generally on the subject matter. Abstentions will have the same effect as a vote “AGAINST” this proposal. Brokers do not have discretionary authority to vote on Proposal No. 2. Broker non-votes, if any, will have no effect on the outcome of this proposal.

Incomplete Proxy Cards

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:

●	“FOR” the adoption of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock of the Company; and

●	“FOR” the adoption of the Amended and Restated SharpLink Gaming, Inc. 2023 Equity Incentive Plan.

Cost of Soliciting Votes for the Special Meeting

We will bear the cost of soliciting proxies from our stockholders. Proxies will be solicited by mail and may also be solicited in person, by telephone or electronic communication, by our directors, officers and employees. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the U.S. Securities and Exchange Commission (the “SEC”), concerning the sending of proxies and proxy materials to the beneficial owners of our common stock.

Communications with the Board of Directors

Our stockholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors to:

SharpLink Gaming, Inc.

Attention: Corporate Secretary

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55401, USA

Our Corporate Secretary will deliver any stockholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter. Communications are distributed to the Board of Directors, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication, unless the Corporate Secretary determines that the communication is unrelated to the duties and responsibilities of the Board of Directors, such as product inquiries, resumes, advertisements, or other promotional material. Communications that are unduly hostile, threatening, illegal, or similarly unsuitable will also not be distributed to the Board of Directors or any director. All communications excluded from distribution will be retained and made available to any non-management director upon request.

Voting Results

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

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PROPOSAL NO. 1

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY

General

On June 18, 2025, the Board of Directors unanimously voted to approve, and to recommend to our stockholders that they approve and adopt at the Special Meeting, an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock of the Company from 100,000,000 shares to 500,000,000 shares (the “Authorized Share Increase”) by filing a Certificate of Amendment (the “Certificate of Amendment”) to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

The foregoing description of the Certificate of Amendment is only a summary and is qualified in its entirety by reference to the actual text of the Certificate of Amendment, a copy of which is attached hereto as Appendix A.

Background and Purpose of the Authorized Share Increase

The Board of Directors has determined that we do not currently have enough authorized shares to accommodate our forecasted capital raising needs, based on our current outstanding shares of common stock and shares of common stock reserved for issuance upon exercise of outstanding stock options, warrants, and other arrangements. As of June 18, 2025, we had 100,000,000 shares of common stock authorized, of which 62,125,336 shares were issued and outstanding. In addition, the Board of Directors has reserved 18,116,448 shares of our common stock for issuance upon the exercise of outstanding warrants and pre-funded warrants, 37,500 shares of common stock for issuance for unvested restricted stock units, and 9,022 shares of common stock for issuance under our equity incentive plans. Accordingly, there are only approximately 20,788,105 shares of our authorized common stock unreserved and available for future issuance.

Our Board of Directors believes it is in the best interest of our Company to increase the number of authorized shares of our common stock to give us greater flexibility in considering and planning for future potential business needs, including to raise additional capital in connection with our strategy to acquire the native cryptocurrency of the Ethereum block chain known as Ether or “ETH” (the “Ethereum Treasury Strategy”), future equity financings, future opportunities for expanding the business through investments or acquisitions, management incentives and employee benefit plans, and for other general corporate purposes.

Impact of the Authorized Share Increase

If adopted, the Authorized Share Increase would increase the number of authorized shares of common stock of the Company from 100,000,000 shares of common stock to 500,000,000 shares of common stock. As a result, the total number of shares of common stock the Company is authorized to issue would increase from 115,000,000 to 515,000,000.

If the Authorized Share Increase is adopted, the par value of the authorized shares of common stock, as well as the rights and powers (including voting rights), of each share of common stock will remain unchanged, although it could allow, in the future, further dilution of the outstanding shares. The Board of Directors has not proposed the Authorized Share Increase with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares of common stock for issuance may have the effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control of the Company.

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Risks of Not Approving This Proposal

If stockholders do not approve Proposal No. 1, our ability to pursue opportunities in which shares of our common stock could be issued and that our Board of Directors may determine would otherwise be in the best interest of the Company and our stockholders, including financing, investing and strategic transaction opportunities, the implementation of our Ethereum Treasury Strategy, and employee recruitment and retention purposes, would be negatively impacted.

Procedure for Effecting the Authorized Share Increase

If stockholders approve Proposal No. 1 and the Board of Directors decides to implement the Authorized Share Increase, the Authorized Share Increase will become effective either upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware or at such other date and time as is specified therein. Although the Board of Directors intends to file the Certificate of Amendment as soon as practicable after the Special Meeting if Proposal No. 1 is approved, the Board of Directors may determine in its discretion to abandon the Authorized Share Increase at any time prior to the effectiveness of the Certificate of Amendment pursuant to Section 242(c) of the General Corporation Law of the State of Delaware.

Vote Required

The affirmative vote of a majority of the votes cast at a meeting where a quorum of the stockholders of the Company is present is required to approve Proposal No. 1. Brokers will have discretionary authority to vote on Proposal No. 1 to the extent a beneficial owner does not provide voting instructions with respect to this proposal. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY

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PROPOSAL NO. 2

APPROVAL OF THE AMENDED AND RESTATED SHARPLINK GAMING, INC. 2023 EQUITY INCENTIVE PLAN

Overview

On June 18, 2025, upon recommendation by the Compensation Committee, the Board of Directors approved and adopted, subject to the approval of the Company’s stockholders at the Special Meeting, the amendment and restatement of the SharpLink Gaming, Inc. 2023 Equity Incentive Plan. In this proposal, we refer to the original SharpLink Gaming, Inc. 2023 Equity Incentive Plan as the “2023 Plan,” and we refer to the amended and restated SharpLink Gaming, Inc. 2023 Equity Incentive Plan as the “Amended 2023 Plan.”

The Company’s stockholders previously approved the 2023 Plan on December 6, 2023. The 2023 Plan affords the Compensation Committee the ability to design compensatory awards that are responsive to the Company’s needs and includes authorization for a variety of awards designed to advance the interests and long-term success of the Company by encouraging stock ownership among officers and other employees of the Company and its subsidiaries, certain consultants and other service providers to the Company and its subsidiaries, and non-employee directors of the Company. You are being asked to approve the Amended 2023 Plan.

Stockholder approval of the Amended 2023 Plan would primarily make available for awards under the Amended 2023 Plan an additional 8,000,000 shares of common stock of the Company, as described below and in the Amended 2023 Plan, with such amount subject to adjustment, including under the share counting rules. Stockholder approval of the Amended 2023 Plan also would have an impact on certain prior grants of restricted stock units. In this regard, please refer to the “New Plan Benefits” section of this summary for information about grants of restricted stock units to certain members of the management team and the Board of Directors that were approved by the Compensation Committee on March 19, 2025 and May 26, 2025 and that cover 611,706 shares in the aggregate. These awards shall not become payable with respect to any shares of common stock unless and until stockholders approve the Amended 2023 Plan at the Special Meeting.

The Board of Directors recommends that you vote to approve the Amended 2023 Plan. If the Amended 2023 Plan is approved by stockholders at the Special Meeting, it will be effective as of the day of the Special Meeting, the restricted stock units granted on March 19, 2025 and May 26, 2025 and described under the heading “New Plan Benefits” will remain outstanding, and future grants of equity awards will be made on or after such date under the Amended 2019 Plan. If the Amended 2023 Plan is not approved by our stockholders, then it will not become effective, no awards will be granted under the Amended 2023 Plan (and the restricted stock units granted on March 19, 2025 and May 26, 2025 and described under the heading “New Plan Benefits” will terminate without payment of any shares), and the 2023 Plan will continue in accordance with its terms as previously approved by our stockholders.

The actual text of the Amended 2023 Plan is attached to this proxy statement as Appendix B. The following description of the Amended 2023 Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Appendix B.

Why We Believe You Should Vote for this Proposal

The Amended 2023 Plan continues to authorize the Compensation Committee to grant stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other forms of stock awards to employees, directors and consultants, including employees and consultants of the affiliates of the Company.

We believe our future success continues to depend in part on our ability to attract, motivate and retain high quality employees, consultants and directors and that the ability to provide equity-based and incentive-based awards under the Amended 2023 Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use stock-based awards to recruit and compensate our employees and directors. The use of common stock as part of our compensation program is also important because equity-based awards continue to be an essential component of our compensation program for key employees, as they help link compensation with long-term stockholder value creation and reward participants based on service and/or performance.

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On December 6, 2023, stockholders approved 34,166 shares of our common stock to be used for awards under the 2023 Plan (as adjusted for the 1-for-12 reverse stock split effective May 5, 2025). As of June 20, 2025, 284 shares of common stock remained available for issuance under the 2023 Plan (and 0 shares remained available for issuance under the Company’s 2021 Equity Incentive Plan (the “2021 Plan”)).

If the Amended 2023 Plan is not approved, we may be compelled to significantly increase the cash component of our employee and director compensation, which approach may not necessarily align employee and director compensation interests with the investment interests of our stockholders. Replacing equity awards with cash also would increase cash compensation expense and use cash that could be better utilized.

The following includes aggregated information regarding our view of the overhang and dilution associated with the Company’s 2020 Stock Incentive Plan (the “2020 Plan”), the 2021 Plan (which replaced the 2020 Plan) and the 2023 Plan, and the potential dilution associated with the Amended 2023 Plan. This information is as of June 20, 2025. As of that date, there were 62,125,336 shares of common stock outstanding.

Common Stock Subject to Outstanding Awards and Available for Future Awards:

●	Total shares of our common stock subject to outstanding awards (stock options and restricted stock units, excluding awards that are subject to stockholder approval of the Amended 2023 Plan): 46,522 shares (approximately 0.08% of our outstanding common stock).

●	Total shares of our common stock available for future awards under the 2021 Plan and the 2023 Plan: 284 shares (no further grants may be made under the 2020 Plan after the effectiveness of the 2021 Plan).

●	8,000,000 additional shares of our common stock for approval under the Amended 2023 Plan (approximately 12.9% of our outstanding common stock, which percentage reflects the simple dilution of our stockholders that would occur if the Amended 2023 Plan is approved), subject to adjustment, including under the share counting rules of the Amended 2023 Plan.

The total shares of our common stock subject to outstanding awards as described above as of June 20, 2025, excluding restricted stock units that are subject to stockholder approval of the Amended 2023 Plan (46,522 shares), plus the shares of common stock available for future awards under the 2021 Plan and the 2023 Plan (284 shares), plus the proposed additional shares of common stock under the Amended 2023 Plan (8,000,000 shares), represent a total overhang of 8,046,806 shares (13.0%) on a fully-diluted basis regarding the Amended 2023 Plan.

Based on the closing price on the Nasdaq Capital Market for our common stock on June 20, 2025 of $9.85 per share, the aggregate market value as of June 20, 2025 of the additional 8,000,000 shares of common stock requested under the Amended 2023 Plan was $78,800,000.

In fiscal years 2024 and 2025, we granted stock options and restricted stock units under the 2023 Plan covering 25,000 shares and 620,873 shares (611,706 of which were subject to stockholder approval of the Amended 2023 Plan), respectively. Based on the average common stock outstanding for the fiscal year ending December 31, 2024 and for the period from January 1, 2025 through June 20, 2025 of 322,969 shares and 31,266,316 shares, respectively, our burn rate for the year ending December 31, 2024 and for the period from January 1, 2025 through June 20, 2025, not taking into account forfeitures, was 7.7% and 2.0%, respectively. During 2023, we did not issue any stock options or restricted stock units from the 2023 Plan.

In determining the number of shares to request for approval under the Amended 2023 Plan, our Compensation Committee worked with its independent compensation consultant to evaluate a number of factors, including our recent share usage and criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for the Amended 2023 Plan.

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If the Amended 2023 Plan is approved, we intend to utilize the shares authorized under the Amended 2023 Plan to continue our practice of incentivizing key individuals through equity grants. We currently anticipate that the new shares requested in connection with the approval of the Amended 2023 Plan will last for about three years, based on our historic grant rates, new hiring and the approximate current share price, but could last for a different period if actual practice does not match recent rates or our share price changes materially. As noted below, our Compensation Committee retains full discretion under the Amended 2023 Plan to determine the number and types of awards to be granted under the 2023 Plan, subject to the terms of the 2023 Plan.

Plan Design Supports Sound Governance Practices

The Amended 2023 Plan includes key provisions or facilitates awards designed to protect stockholder interests and promote sound compensation governance and best practices, including but not limited to the following:

●	limited share recycling provisions;

●	no repricing stock options without stockholder approval;

●	no “evergreen” renewal feature; and

●	no current dividends or dividend equivalents are paid on restricted stock units.

We believe that we have demonstrated a commitment to sound equity compensation practices in recent years. We recognize that equity compensation awards dilute stockholders’ equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests, as described above.

In evaluating this proposal, stockholders should consider all of the information in this proposal and this proxy statement.

Material Changes from the 2023 Plan

The Amended 2023 Plan (1) increases the number of shares of common stock available for awards under the 2023 Plan by 8,000,000 shares, (2) correspondingly increases the limit on shares that may be issued or transferred upon the exercise of incentive stock options granted under the 2023 Plan, during its duration (as described below) by 8,000,000 shares, (3) removes the annual limit on the amount of compensation a non-employee director may be awarded under the 2023 Plan, (4) provides that dividends or dividend equivalents payable with respect to any awards will be accumulated or reinvested until such award is earned, and the dividends or dividend equivalents shall not be paid if the underlying award does not become vested, (5) adds a provision that prohibits the repricing stock options without stockholder approval, and (6) provides that the Amended 2023 Plan will terminate the day immediately prior to the tenth anniversary of the date of the Special Meeting. The Amended 2023 Plan also makes certain other conforming, clarifying or non-substantive changes to the terms of the 2023 Plan to implement the Amended 2023 Plan.

We are not seeking to make any other material changes to the terms of the 2023 Plan.

Summary of the Material Terms of the Amended 2023 Plan

Set forth is a summary of the other provisions in the Amended 2023 Plan. This summary does not purport to be a complete description of all of the provisions of the Amended 2023 Plan. It is qualified in its entirety by reference to the full text of the Amended 2023 Plan.

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Stock Awards. The Amended 2023 Plan provides for the grant of incentive stock options, or ISOs within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to employees, including employees of any parent or subsidiary, and for the grant of non-statutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other forms of stock awards to employees, directors and consultants, including employees and consultants of the affiliates of the Company.

As of June 20, 2025, there were approximately 6 employees, 4 non-employee directors of the Company and 2 consultants eligible to participate in the Amended 2023 Plan. Under the Amended 2023 Plan, the plan administrator, subject to applicable law, has the authority to determine and select award recipients from the list of eligible individuals.

Authorized Shares. Initially, the maximum number of our common stock that may be issued under the Amended 2023 Plan after it becomes effective will be 8,034,166 shares of common stock. The maximum number of shares of our common stock that may be issued on the exercise of ISOs under the Amended 2023 Plan is 8,034,166.

Shares of our common stock subject to awards granted under the Amended 2023 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under the Amended 2023 Plan. If any shares of our common stock issued pursuant to a share award are forfeited back to or repurchased or reacquired by us for any reason, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the Amended 2023 Plan. Any of our shares reacquired in satisfaction of tax withholding obligations or as consideration for the exercise or purchase price of a stock award will not again become available for issuance under the Amended 2023 Plan. In addition, when a stock appreciation right is exercised and settled in our shares, all of the shares underlying the stock appreciation right will be counted against the share limit.

Plan Administration. The Board of Directors, or its Compensation Committee, will administer the Amended 2023 Plan and is referred to as the “plan administrator,” and the Board of Directors may also delegate to one or more of its officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under the Amended 2023 Plan, the plan administrator, subject to applicable law, has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Amended 2023 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of shares of common stock on the date of grant. Options granted under the Amended 2023 Plan vest at the rate specified in the share option agreement as determined by the plan administrator.

The plan administrator determines the term of share options granted under the Amended 2023 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s share option agreement provide otherwise, if an optionholder’s service relationship with us or any Company affiliate ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with the Company or any of its affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker- assisted cashless exercise, (3) the tender of common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, or (5) other legal consideration approved by the plan administrator.

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Unless the plan administrator provides otherwise, options generally are not transferable except by will or the applicable laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer in each case, (i) an option may be transferred pursuant to a domestic relations order, such as a marital settlement agreement or other divorce or separation instrument, and (ii) subject to applicable law an optionholder may designate a beneficiary who may exercise the option following the optionholder’s death.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of the equity compensation plans of the Company and its affiliates may not exceed $100 thousand. Options or portions thereof that exceed such limit will generally be treated as NSOs. Pursuant to Section 422 of the Code, no ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the affiliates of the Company unless (1) the option exercise price is at least 110% of the fair market value of the share subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, the Company may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of common stock on the date of grant. A stock appreciation right granted under the Amended 2023 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the Amended 2023 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. The Amended 2023 Plan permits the grant of performance-based stock and cash awards. The Compensation Committee may structure awards so that the stock or cash will be issued or paid upon achievement of performance criteria determined by the administrator, which may be company-wide or with respect to any subsidiary, division, business unit, or other subdivision of the Company and may be set in absolute terms or in comparison to comparable companies or other indices. The plan administrator may also make adjustments for nonrecurring charges, fluctuations in exchange rates, changes to GAAP, changes to tax rates, to exclude unusual or infrequent items under GAAP, to exclude the effects of acquisitions, divestitures, or joint ventures, and similar items. The plan administrator may also determine the effect of partial achievement of performance goals.

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Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Dividend Equivalents. Awards (other than stock options and stock appreciation rights) may provide the participant with dividend equivalents, on a deferred and contingent basis, and payable either in cash or in additional shares, as determined by the Committee in its sole discretion and set forth in the related award agreement. Any such dividend equivalents will be subject to the same terms and conditions as the underlying award (including service-based vesting conditions and performance objectives) and will not be paid unless the underlying award becomes vested. No dividend equivalents may be granted with respect to shares underlying a stock option or stock appreciation rights.

Changes to Capital Structure. In the event there is a specified type of change in the outstanding shares of the Company, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Amended 2023 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The Amended 2023 Plan provides that in the event of certain specified significant corporate transactions (or a change in control, as defined below), unless otherwise provided in an award agreement or other written agreement between us and the award holder, the plan administrator may take one or more of the following actions with respect to such stock awards:

●	any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all awards or may substitute similar awards for awards (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the corporate transaction),

●	if the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding awards or substitute similar awards for such outstanding awards, then with respect to awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction (“current participants”), the vesting of such awards shall be accelerated in full to a date prior to the effective time of such corporate transaction (contingent upon the effectiveness of the corporate transaction) as the plan administrator determines (or, if the plan administrator does not determine such a date, to the date that is five days prior to the effective time of the corporate transaction), and such awards shall terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction (with performance-based awards vesting at “target” unless otherwise provided in the award agreement),

●	in the event of a corporate transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding awards or substitute similar awards for such outstanding awards, then with respect to awards that have not been assumed, continued or substituted and that are held by persons other than current participants, such awards shall terminate if not exercised (if applicable) prior to the occurrence of the corporate transaction.

●	notwithstanding the foregoing, in the event an award shall terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such award may not exercise such award but shall receive a payment, in such form as may be determined by the plan administrator, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the participant would have received upon the exercise of the award (including, at the discretion of the plan administrator, any unvested portion of such award), over (2) any exercise price payable by such holder in connection with such exercise.

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The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants.

Under the Amended 2023 Plan, a corporate transaction is generally the consummation of: (1) a sale of all or substantially all of the assets of the Company, (2) the sale or disposition of more than 50% of the outstanding securities of the Company, (3) a merger or consolidation where the Company does not survive the transaction, or (4) a merger or consolidation where the Company does survive the transaction but the common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control. In the event of a change in control, the plan administrator may take any of the above-mentioned actions. Awards granted under the Amended 2023 Plan may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant. Under the Amended 2023 Plan, a change in control is generally (1) the acquisition by any person or company of more than 50% of the combined voting power of the Company then outstanding stock, (2) a merger, consolidation or similar transaction in which the stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction, (3) a sale, lease, exclusive license or other disposition of all or substantially all of the Company’s assets other than to an entity more than 50% of the combined voting power of which is owned by the stockholders in substantially the same proportions as their ownership of the outstanding voting securities immediately prior to such transaction, (4) a complete dissolution or liquidation of the Company or (5) when a majority of the Board of Directors becomes comprised of individuals who were not serving on the Board of Directors on the date of the underwriting agreement related to this offering, or the incumbent board, or whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.

Prohibition on Repricing: Except in connection with certain corporate transactions or changes in the capital structure of the Company or in connection with a corporate transaction, the terms of outstanding awards may not be amended to (1) reduce the exercise price or base price of outstanding stock options or stock appreciation rights, respectively, or (2) cancel outstanding “underwater” stock options or stock appreciation rights (including following a participant’s voluntary surrender of “underwater” stock options or stock appreciation rights) in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original stock options or stock appreciation rights, as applicable, without stockholder approval. The Amended 2023 Plan specifically provides that this provision is intended to prohibit the repricing of “underwater” stock options and stock appreciation rights and that it may not be amended without approval by our stockholders.

Clawback. All awards granted under the Amended 2023 Plan shall be subject to recoupment in accordance the SharpLink Gaming, Inc. Clawback Policy to the extent applicable and permissible under applicable law. In addition, the plan administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as the plan administrator determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares or other cash or property upon a termination for “cause”.

Plan Amendment or Termination. The Board of Directors will have the authority to amend, suspend, or terminate the Amended 2023 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Moreover, the Amended 2023 Plan will automatically terminate on the day immediately preceding the tenth anniversary of the date of the Special Meeting. Certain material amendments will also require the approval of the stockholders. No ISOs may be granted after the tenth anniversary of the date the Board of Directors initially adopted the 2023 Plan. No stock awards may be granted under the Amended 2023 Plan while it is suspended or after it is terminated.

New Plan Benefits

The number of awards that the named executive officers, directors, other executive officers and other employees may receive under the Amended 2023 Plan will be determined in the discretion of the Board of Directors or Compensation Committee, as applicable, in the future.

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However, on March 19, 2025 and May 26, 2025, the Compensation Committee granted restricted stock units to certain of our employees, consultants and directors covering, in the aggregate, 611,706 shares of common stock, which awards shall not become payable (even if vested) with respect to any shares of common stock unless and until stockholders approve the Amended 2023 Plan at the Special Meeting. In the event stockholders do not approve the Amended 2023 Plan at the Special Meeting, then these awards shall immediately and automatically be forfeited, terminated and cancelled, in their entirety, at the conclusion of the Special Meeting.

The table below shows the allocation of these restricted stock unit awards among the named executive officers listed below, all current executive officers as a group, all current non-employee directors as a group, and all other employees, respectively. If stockholders do not approve this Proposal No. 2, then these equity awards would be cancelled upon the conclusion of the Special Meeting and no shares of common stock would be delivered under the awards.

Name and Position	Dollar Value ($) (5)	Number of Units
Rob Phythian (1) President and Chief Executive Officer	2,396,702	243,320
Robert DeLucia (2) Chief Financial Officer	1,215,460	123,397
Executive Officers as a Group	3,612,162	366,717
Non-Executive Director Group (3)	2,413,142	244,989
Non-Executive Officer Employee Group (4)	4,065	40,040

(1)	The restricted stock units granted to Mr. Phythian are subject to the following vesting schedule: (i) as to 18,333 share units (on a post-reverse stock split basis), which were granted on March 19, 2025 subject to stockholder approval of the Amended 2023 Plan, 100% on December 31, 2025; and (ii) as to 224,987 share units, which were granted on May 26, 2025 subject to stockholder approval of the Amended 2023 Plan, one-third of the units on each of the first three anniversaries of the date of the Special Meeting, with accelerated vesting in the event of a termination without cause, or for death or disability, or a resignation for good reason, or a change in control occurs after the Special Meeting.

(2)	The restricted stock units granted to Mr. DeLucia are subject to the following vesting schedule: (i) as to 10,904 share units (on a post-reverse stock split basis), which were granted on March 19, 2025 subject to stockholder approval of the Amended 2023 Plan, 100% on December 31, 2025; and (ii) as to 112,493 share units, which were granted on May 26, 2025 subject to stockholder approval of the Amended 2023 Plan, one-third of the units on each of the first three anniversaries of the date of the Special Meeting, with accelerated vesting in the event of a termination without cause, or for death or disability, or a resignation for good reason, or a change in control occurs after the Special Meeting.

(3)	The restricted stock units granted to each of Mr. McKenzie, Ms. Bernhard and Mr. Gutkowski are subject to the following vesting schedule: (i) as to 6,667 share units (on a post-reverse stock split basis), which were granted to each of them on March 19, 2025 subject to stockholder approval of the Amended 2023 Plan, and that vest on the date of such stockholder approval; and (ii) as to 74,996 share units, which were granted to each of them on May 26, 2025 subject to stockholder approval of the Amended 2023 Plan, one-third of the units on each of the date of the Special Meeting and on the first two anniversaries thereof, with accelerated vesting in the event of a termination without cause (including due to not being re-elected by stockholders) or for death or disability, or failure to be re-nominated for election to the Board, or a Change in Control occurs after the Special Meeting.

(4)	The restricted stock units generally have the same vesting terms as the grants to executive officers.

(5)	Based on our closing stock price of $9.85 on June 20, 2025.

United States Income Tax Considerations

The following is a brief description of the U.S. federal income tax treatment that will generally apply to different types of awards available under the Amended 2023 Plan, based on current U.S. income taxation with respect to participants who are subject to U.S. income tax. The discussion below is presented for the information of stockholders considering how to vote on this Proposal No. 2 and not for plan participants.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in any U.S. federal income tax to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of shares of common stock acquired over the exercise price for those shares. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares of common stock equal to the fair market value of the shares at the time of exercise. The Company is entitled to an income tax deduction in the amount of the income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

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Incentive Stock Options. The grant of an incentive stock option will not result in U.S. federal income tax to the participant. The exercise of an incentive stock option will not result in U.S. federal income tax to the participant provided that the participant was an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is “disabled,” as that term is defined in the Code).

The excess of the fair market value of the shares of common stock at the time of the exercise of an incentive stock option over the exercise price generally will constitute an item which increases the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired under the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares of common stock at the time of exercise.

If a participant does not sell or otherwise dispose of the shares of common stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of common stock to the participant, then, upon disposition of such shares of common stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the above holding period requirements are not met, a participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares common stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, a participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares of common stock at the time the restriction lapses over any amount paid for the shares of common stock. Alternatively, a participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such shares of common stock at the time of grant. The Company will generally be entitled to a deduction at the same time and in the same amount as the income that is required to be included by the participant, subject to the $1 million deduction limitation under Section 162(m) of the Code.

Restricted Stock Units and Unrestricted Stock Awards. A participant generally does not recognize income on the receipt of a restricted stock unit award or unrestricted stock award until a cash payment or a distribution of shares of common stock is received thereunder. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares of common stock or the amount of cash received over any amount paid therefor, and the Company generally will be entitled to deduct such amount at such time.

Withholding of Taxes. The Company may withhold amounts from awards to satisfy withholding tax requirements. Except as otherwise provided by the plan administrator, participants may satisfy withholding requirements through cash payment, by having the shares of common stock withheld from awards or by tendering previously owned shares of common stock to the Company. Shares withheld from awards may be used to satisfy not more than the maximum individual tax rate for the participant in the applicable jurisdiction for such participant.

ERISA. The Amended 2023 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401 of the Internal Revenue Code.

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Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Amended 2023 Plan. A Participant may also be subject to state and local taxes in connection with the grant of awards under the Amended 2023 Plan. In addition, if a participant resides outside the U.S., the Participant may be subject to taxation in other countries. The actual tax implications for any Participant will depend on the legislation in the relevant tax jurisdiction for that Participant and their personal circumstances.

Registration With the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of additional shares of common stock under the Amended 2023 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the Amended 2023 Plan by our stockholders.

Vote Required

The affirmative vote of the majority of shares of Company stock present virtually or represented by proxy at the meeting and entitled to vote generally on the subject matter is required to approve Proposal No. 2. Abstentions will have the same effect as a vote “AGAINST” this proposal. Brokers do not have discretionary authority to vote on Proposal No. 2. Broker non-votes, if any, will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED SHARPLINK GAMING, INC. 2023 EQUITY INCENTIVE PLAN

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EXECUTIVE COMPENSATION

Executive Compensation and Analysis

The Compensation Committee of the Board of Directors (the “Compensation Committee”) is committed to the close alignment of our executive pay programs with Company and individual performance and the interests of our stockholders; while ensuring we can attract and retain key talent in the organization.

Compensation Philosophy

Our executive compensation program is designed to attract, motivate, retain and fairly reward highly skilled executives who bring the business acumen necessary to achieve our long-term business objectives. We pay for performance and design executive compensation programs that reward short- and long-term performance and align the financial interests of our executive officers with those of our stockholders. To that end, the compensation packages provided to our Named Executive Officers (“NEOs”) include both cash- and equity-based components. We evaluate performance and compensation levels to ensure that:

●	We maintain our ability to attract and retain outstanding employees in executive positions;
●	Executive compensation remains competitive with the compensation paid to similarly situated executives at comparable companies; and
●	Compensation programs are applied in an internally consistent manner.

What We Do in Our Compensation Programs

●	Establish, communicate and monitor measurable goals and objectives;
●	Review total compensation when making executive compensation decisions;
●	Establish maximum award levels for short- and long-term incentive plans;
●	Assess our programs against peer companies and best industry practices;
●	Require executives to set up 10b5-1 plans to properly manage all stock transactions;
●	Avoid incentives that encourage excessive risk;
●	Annually assess risks associated with our compensation program; and
●	Subject incentive compensation of executives to SharpLink Gaming, Inc.’s Clawback Policy.

Roles of the Compensation Committee, Management and Peer Groups

Role of the Compensation Committee

Our Compensation Committee is responsible for establishing the compensation of our NEOs; and oversees administration of the Company’s executive compensation plan, policies and programs, including providing guidance on corporate goals and objectives relating to compensation, short-term bonus (incentive) plans and long-term equity compensation plans, and approval of grants of equity awards.

Role of Management

Management participates in the review and refinement of our executive compensation program. The CEO meets with committee members to discuss compensation packages for the NEOs and to review the performance of the Company and each NEO, other than himself, and makes recommendations with respect to the appropriate base salary, annual cash bonus, event-driven bonus(es) and grants of short- and long-term equity awards.

Role of Peer Groups, Surveys and Benchmarking

We consider multiple sources of data to evaluate the fairness of potential rewards associated with our compensation structures and whether they meet our compensation objectives. We also consider how our compensation practices compare to market practices among relevant companies in terms of size and/or industry. Among other factors, we carefully evaluate compensation data for executive officer positions for public companies of our size and/or operating in the sports, gaming, technology and digital marketing industries pulled from proxy statements filed with the SEC. The Compensation Committee considers competitive market compensation of peer group companies as its primary source of market compensation decisions.

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2025 Peer Groups

For compensation decisions made in March of 2025, the Compensation Committee utilized the following criteria to identify its compensation peer group: (i) traded on The Nasdaq Stock Market, LLC (“Nasdaq”); (ii) have market capitalization below $15 million; and (iii) operate businesses with focus on sports, gaming, technology and digital marketing. This peer group was comprised of:

●	Connexa Sports Technologies, Inc.
●	Gryphon Digital Mining, Inc.
●	Hall of Fame Resort & Entertainment Company
●	Marin Software Incorporated
●	Motorsports Games Inc.
●	Nextrip, Inc.
●	Verb Technology Company, Inc.

The Compensation Committee will establish a new peer group for compensation decisions made after the closing of the Company’s private placement offering (the “PIPE Offering”) on May 30, 2025.

Components of Executive Compensation

The key elements of our executive compensation packages for NEOs are base salary, annual cash bonus, one-time cash bonuses for significant milestone events being achieved, equity-based awards and our employee benefits programs.

●	A base salary provides our NEOs with a competitive level of fixed compensation, which reflects individual performance and scope of responsibilities, as well as the competitive market for executive talent; and benefits our stockholders by offering competitive salaries that will allow us to attract and retain talented executives. In determining base salaries for our NEOs, the Compensation Committee considers a number of factors including:

○	The scope of responsibilities, prior experience and qualifications;
○	Past individual performance;
○	Base salary and total compensation relative to other executives in similar positions;
○	Competitive market conditions and market data; and
○	Recommendations of the CEO, other than with respect to his own compensation.

●	An annual cash bonus rewards our NEOs for achieving Company and individual goals over the course of the year; and benefits our stockholders by ensuring our NEOs remain focused on meeting key short-term business objectives and performance metrics. We offer our NEOs the opportunity to earn annual cash bonuses based on achieving performance against committee-approved performance goals. The Compensation Committee, in its sole discretion, with respect to the CEO and in collaboration with the CEO for all other NEOs, determines whether and to what extent annual cash bonuses shall be paid to each NEO.

●	One-time cash bonuses reward our NEOs who play a material role in a significant milestone achieved by the Company, for example, completing a strategic acquisition that has a positive impact on our overall financial performance or raising mission critical growth capital. The Compensation Committee, in its sole discretion, with respect to the CEO and in collaboration with the CEO for all other NEOs, determines whether and to what extent one-time cash bonuses are paid to each NEO based on the materiality of each significant milestone achieved.

●	Equity-based awards incentivize our NEOs, are designed to drive achievement of long-term operational and financial goals and increased stockholder value, as well as attract and retain key talent over a sustained period. The Compensation Committee sets each NEOs’ equity-based awards on their respective role and responsibilities, internal equity considerations, competitive market conditions and data and target direct compensation.

●	In addition to the primary elements of compensation described above, the NEOs may participate in benefits programs generally available to our employees. In addition, our CEO and CFO are entitled to receive monthly cash consideration for certain expenses, including term life insurance policy premiums, executive health exams not covered by prevailing health benefit plan and/or country club fees, as applicable.

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Stockholder Advisory Vote Regarding Executive Compensation (“Say on Pay”)

In 2023, our stockholders approved an annual schedule for the Say on Pay advisory vote. Consistent with that schedule, we held Say-On-Pay advisory votes at our 2024 Annual Meeting and at our 2025 Annual Meeting, which received overwhelming support by our stockholders with 97% and 87% approval, respectively. The results indicate that our stockholders generally support our compensation decisions, and we continue to engage with stockholders with respect to compensation and governance matters.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last three fiscal years to the Company’s then-NEOs:

Name and Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Option Awards(2) ($)	Stock Awards/ RSUs ($)	All Other Comp(3) ($)	Total ($)
Rob Phythian	2024	285,000	216,595	108,242	140,000	12,000	761,837
President and Chief Executive Officer (1)	2023	300,000	70,470	105,958	—	12,000	488,428

Robert DeLucia	2024	230,000	170,938	35,445	112,000	—	548,383
Chief Financial Officer (1)(4)	2023	220,000	48,938	34,836	—	—	303,774

(1)	Bonus ($) represent bonuses paid to named executives for both fiscal year 2023, which were paid in January 2024, and fiscal year 2024, which were paid in December 2024.

(2)	Represents the share-based compensation expenses recorded in SharpLink’s consolidated financial statements for the year ended December 31, 2024, 2023 and 2022, based on the option’s fair value, calculated in accordance with ASC 718, Compensation – Stock Compensation.

(3)	Other compensation represents reimbursement of up to $1,000 per month for private/social club dues for our CEO.

(4)	In February 2024, Mr. DeLucia was named Chief Financial Officer of SharpLink.

Employment Agreements of Named Executive Officers

Employment Agreement with Rob Phythian

Following the domestication merger between SharpLink Gaming, Ltd. and SharpLink (the “Domestication Merger”), Mr. Phythian entered into an employment agreement with SharpLink in February 2024 to serve as the Company’s Chief Executive Officer. On March 19, 2025, the Compensation Committee approved the 2025 Executive Compensation Plan, which thereby amended and restated certain terms and conditions of Mr. Phythian’s original employment agreement (the “Amended Phythian Agreement”).

In accordance with the 2025 Executive Compensation Plan, Mr. Phythian is entitled to an annual base salary of $440,000, and an annual performance-based cash bonus up to 50% of his annual base salary, as determined and approved by the Compensation Committee. In addition, the Company shall directly pay or reimburse Mr. Phythian up to $10,000 annually for: (i) premiums of a term life insurance policy; and (ii) if elected, executive health exams not covered by the Company’s prevailing benefits plan. In addition, the Company shall directly pay or reimburse Mr. Phythian up to $12,000 annually for payment of country club annual dues.

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Mr. Phythian will be eligible to be granted up to 18,333 Restricted Stock Units (“RSUs”) based on certain predefined performance benchmarks being achieved in 2025. Mr. Phythian shall also be eligible to be granted additional equity awards in accordance with the Company’s policies as in effect from time to time, as recommended and approved by the Compensation Committee. The granting of future equity awards to Mr. Phythian will be subject to stockholder approval of both Proposals 1 and 2 at the Special Meeting.

The Amended Phythian Agreement is for a term of two years (the “Initial Term”), subject to earlier termination, and will be automatically extended for successive one-year periods (each a “Successive Term”) unless either party gives written notice of termination at least 120 days in advance of the expiration of the Initial Term or the Successive Term, as applicable.

The Amended Phythian Agreement provides that if Mr. Phythian is terminated by the Company without cause or if he terminates his employment for good reason, he will be entitled to: (i) continuation of his base salary at the rate in effect immediately prior to the termination date for a period 12 months thereafter paid accordance with the Company’s normal payroll practices, but no less frequently than monthly; and (ii) if he elects to continue group health coverage under any Company group health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Company shall reimburse him for a portion of his COBRA premiums, such that unreimbursed COBRA premiums do not exceed his Company group health plan premiums immediately prior to the termination date, for a period of up to one year thereafter (or until he is no longer eligible for COBRA continuation, if earlier). In addition, Mr. Phythian shall be entitled to severance, payable in a lump sum equal to 100% of his base salary.

If employment is terminated by the Company for cause or by Mr. Phythian for other than good reason, Mr. Phythian will be entitled only to the accrued salary and bonus obligations through the date of termination.

DeLucia Employment Agreement

Following the Domestication Merger, Mr. DeLucia entered into an employment agreement with SharpLink in February 2024 to serve as the Company’s Chief Financial Officer. On March 19, 2025, the Compensation Committee approved the 2025 Executive Compensation Plan, which thereby amended and restated certain terms and conditions of Mr. DeLucia’s original employment agreement (the “Amended DeLucia Agreement”).

In accordance with the 2025 Executive Compensation Plan, Mr. DeLucia will be entitled to an annual base salary of $261,684 and an annual performance-based cash bonus up to 50% of his annual base salary, as determined and approved by the Compensation Committee. In addition, the Company shall directly pay or reimburse Mr. DeLucia up to $10,000 annually for: (i) premiums of a term life insurance policy; and (ii) if elected, executive health exams not covered by the Company’s prevailing benefits plan.

Mr. DeLucia will be eligible to be granted up to 10,903 RSUs based on certain predefined performance benchmarks being achieved in 2025. Mr. DeLucia shall also be eligible to be granted additional equity awards in accordance with the Company’s policies as in effect from time to time, as recommended and approved by the Compensation Committee. The granting of future equity awards to Mr. DeLucia will be subject to stockholder approval of both Proposals 1 and 2 at the Special Meeting.

The Amended DeLucia Agreement is for a term of two years (“Initial Term”), subject to earlier termination, and will be automatically extended for successive one-year periods (each a “Successive Term”) unless either party gives written notice of termination at least 120 days in advance of the expiration of the Initial Term or the Successive Term, as applicable.

The Amended DeLucia Agreement provides that if Mr. DeLucia is terminated by the Company without cause or if he terminates his employment for good reason, he will be entitled to: (i) continuation of his base salary at the rate in effect immediately prior to the termination date for a period of 12 months thereafter paid in accordance with the Company’s normal payroll practices, but no less frequently than monthly; and (ii) if he elects to continue group health coverage under any Company group health plan pursuant to the COBRA, the Company shall reimburse him for a portion of his COBRA premiums, such that unreimbursed COBRA premiums do not exceed his Company group health plan premiums immediately prior to the termination date, for a period of up to one year thereafter (or until he is no longer eligible for COBRA continuation, if earlier). In addition, Mr. DeLucia shall be entitled to severance, payable in a lump sum equal to 100% of his base salary.

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If employment is terminated by the Company for cause or by Mr. DeLucia for other than good reason, the executive will be entitled only to the accrued salary and bonus obligations through the date of termination.

Equity Plan Information

The following table sets forth certain information regarding the Company’s equity compensation plans as of December 31, 2024, unless otherwise indicated:

Plan Category	Number of securities to be issued upon exercise of outstanding awards (a) (1)	Weighted-average exercise price of outstanding options, warrants and rights (b) (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c) (1)
Equity compensation plans approved by security holders (3)	50,688	$100.86	29,450
Equity compensation plans not approved by security holders.	—	$—	—
Total	50,688	$100.86	29,450

(1)	Included in column (a) and (c) are both stock option and restricted stock unit awards under our equity compensation plans. The share numbers have been adjusted for the 1-for-12 reverse stock split that was effective on May 5, 2025.

(2)	Reflects the weighted-average exercise price of outstanding stock options only, as opposed to restricted stock units that do not have an exercise price. The weighted-average exercise price of all outstanding stock option awards under our plans is $100.86 and the weighted-average remaining term is 7.6 years.

(3)	Includes the Company’s 2020 Stock Incentive Plan, 2021 Equity Incentive Plan, and 2023 Equity Incentive Plan. There will be no future grants made through the 2020 Stock Incentive Plan as it was succeeded by the 2021 Equity Incentive Plan.

Outstanding Equity Awards

The following table sets forth information regarding the stock options and unvested restricted stock units held by each of the NEOs as of December 31, 2024. Dollar amounts have been rounded up to the nearest whole dollar.

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Option Awards

Name	Number of Shares of Common Stock Underlying Unexercised Options (#) Exercisable	Number of Shares of Common Stock Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Rob Phythian	667	—		$112.32	12/28/2030
	2,500	1,250	(1)	$75.48	9/8/2032
	972	486	(2)	$52.80	2/24/2033

Robert DeLucia	1,042	208	(3)	$144.00	8/22/2032
	278	138	(4)	$52.80	2/27/2033

(1)	Represents 3,750 options to acquire shares of common stock acquired under the 2021 Plan which vest in three annual installments beginning September 8, 2023.

(2)	Represents 1,458 options to acquire shares of common stock acquired under the 2021 Plan which vest in 36 equal installments from March 27, 2023 to February 27, 2026.

(3)	Represents 1,250 options to acquire shares of common stock acquired under the 2021 Plan which vest in 36 equal installments from March 27, 2023 to February 27, 2026.

(4)	Represents 416 options to acquire shares of common stock acquired under the 2021 Plan which vest in 36 equal installments from March 27, 2023 to February 27, 2026.

Stock Awards

Name	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Rob Phythian	8,333	$64,164

Robert DeLucia	6,666	$51,328

(1)	Represents RSUs granted on February 16, 2024, that vested in four equal quarterly installments on March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024.

(2)	Calculated using the Nasdaq closing price of $7.70 per share of common stock on December 31, 2024.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding executive pay and performance. The table below shows, for each applicable fiscal year, total compensation as reported in the Summary Compensation Table and “compensation actually paid” (“CAP”) for our principal executive officer (“PEO”) and as an average for all of our other named executive officers (“Non-PEO NEOs”). In addition, the table below shows CAP compared with our indexed total stockholder return (“TSR”) and GAAP Net Income (Loss).

This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by our NEOs or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance. In particular, our Compensation Committee does not use CAP as a basis for making compensation decisions, nor does it use GAAP Net Income (Loss) or TSR as performance metrics in any incentive compensation programs for its NEOs. Accordingly, the Company does not expect that CAP of the PEO or average CAP of the Non-PEO NEOs will necessarily bear any relationship to either GAAP Net Income (Loss) or TSR for any particular year. Please refer to the section titled “Executive Compensation and Analysis” for a discussion of our executive compensation program objectives and the ways in which we align executive compensation with performance.

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The table below shows for 2024, 2023 and 2022 the “total” compensation for Rob Phythian, our PEO, and our other NEOs from the Summary Compensation Table above; the CAP to those officers calculated using rules required by under Regulation S-K; TSR; and GAAP Net Income (Loss). CAP does not represent the value of shares received by the officers during the year, but rather is an amount calculated under Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (1) (2) (3)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (1)	Average Compensation Actually Paid to Non-PEO NEOs ($) (1) (2) (3)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return ($)	Net Income (Loss) ($)
2024	761,837	901,758	634,704	660,676	(60.00)	10,099,619
2023	488,428	691,300	911,674	1,092,856	(58.85)	(14,243,182)
2022	624,247	547,611	838,098	761,462	(88.71)	(15,233,378)

(1)	The individuals comprising SharpLink’s Non-PEO NEOs for each year presented are listed below:

2022	2023	2024
Chris Nicholas, COO	Chris Nicholas, COO	Robert DeLucia, CFO
Brian Bennett, Former CFO	Robert DeLucia, CFO	Chris Nicholas, Former COO
Robert DeLucia, CFO	David Abbott, CTO
David Abbott, CTO

(2)	The amounts shown for CAP have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)	CAP reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with ASC 718, Compensation - Stock Compensation. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards columns set forth in the Summary Compensation Table, which reflect the fair market values of equity awards as of each grant date.

	2024 - PEO ($)	2023 - PEO ($)	2022 - PEO ($)	2024 - Non-PEO NEOs ($)	2023 - Non-PEO NEOs ($)	2022 - Non-PEO NEOs ($)
Summary Compensation Table (“SCT”) Total Compensation	761,837	488,428	624,247	634,794	911,674	838,098
Deduct equity awards reported in SCT	(108,242)	(105,958)	(130,576)	(35,445)	(94,876)	(157,157)
Add year-end fair value of equity awards in covered fiscal year which are outstanding and unvested as of the end of the covered fiscal year	108,163	164,686	53,940	19,696	144,362	70,034
Add the change in fair value as of the end of the covered fiscal year (from the end of the prior fiscal year) of any awards granted in prior years that remain outstanding and unvested as of the end of the covered fiscal year	(110,462)	80,821	—	(76,332)	48,510	10,487
Add the change in fair value from the end of the prior fiscal year to the vest date for awards granted in prior years that vested in the covered year	110,462	51,814	(8,436)	6,052	73,488	—
Add the fair value as of the vesting dates for awards that are granted and vested in the same covered fiscal year	—	11,509	94,350	—	9,698	10,022
Deduct the fair value at the end of the prior fiscal year for awards granted in prior years that forfeited during the covered fiscal year	—	—	(283,050)	—	—	(912,256)
Add the dollar value of any dividends, dividend equivalents, or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the covered fiscal year	140,000	—	—	112,000	—	—
Compensation Actually Paid (“CAP”)	901,758	691,300	547,611	660,676	1,092,856	761,462

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Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information (“MNPI”)

SharpLink is committed to ensuring that stock option awards granted pursuant to our equity incentive plans are granted in a manner that is fair, transparent and compliant with securities laws. With that aim, the Board of Directors effected the Company’s Option Grant Policy (the “OG Policy”) on March 19, 2025, providing for awards of stock options to be appropriately timed to prevent the appearance of impropriety and to avoid granting options while in possession in MNPI. The OG Policy is designed to help ensure that SharpLink responsibly manages the timing of stock option awards in relation to MNPI, fostering a culture of compliance and transparency. By adhering to these procedures, the Company protects its reputation, aligns with regulatory requirements and upholds the interests of our stockholders.

The Company shall conduct regular assessments of potential MNPI through quarterly reviews conducted by the CFO. In addition, employees of the Company, will be subject to Regulation FD training as part of their formal onboarding process, which includes training on identifying MNPI and understanding its implications.

In addition, the CFO will implement blackout periods in collaboration with the CEO and Board of Directors during which no option awards can be granted. These blackout periods will generally cover the following:

●	Two weeks before the end of each fiscal quarter until the public earnings announcement; and

●	Any time the Company possesses MNPI, which may include pending mergers, acquisitions or significant financial results.

Option awards shall be granted by the Board of Directors on pre-established dates that occur outside of blackout periods. These dates must be documented and communicated in advance to relevant stakeholders; and all option grants must be approved by the Compensation Committee and documented in the minutes of the meeting.

Once option awards are granted, the Company will promptly disclose these awards in compliance with SEC regulations, typically within four business days. In the event of stock option grants to officers and directors, the Company will ensure that applicable Form 4s are filed for the applicable officers and directors with the SEC to report changes in their respective ownership within two business days of the grants.

The CFO will monitor compliance with the OG Policy, reviewing option grant timing and disclosures regularly to ensure adherence to established procedures. In addition, the Compensation Committee will conduct periodic audits of stock option grants and related disclosures to identify any issues or areas for improvement. These audits will assess whether the procedures are being followed and if the timing of option awards aligns with SharpLink’s policies regarding MNPI. Any suspected violations of the OG Policy must be reported immediately to the CFO, who will be responsible for investigating reported violations and take appropriate action, which may include disciplinary measures against individuals who fail to comply.

All records related to option grants, approvals and disclosures must be maintained for a minimum of seven years. This includes minutes from the Compensation Committee, assessments of MNPI and any communications regarding option awards. Records will be accessible to relevant stakeholders, including the Board of Directors and external auditors, to ensure transparency and accountability.

Employees will be informed of any updates to the OG Policy and its procedures, ensuring that everyone involved in the option awarding process is aware of their responsibilities and the importance of compliance.

The OG Policy will be reviewed annually by the CFO in conjunction with the Compensation Committee to ensure its effectiveness and relevance. Any amendments to the OG Policy will be made in response to changes in regulations, best practices or company operations and will be communicated to all relevant stakeholders.

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2024 Compensation of Non-Employee Directors

The following table provides certain information concerning the compensation for services rendered in all capacities by each non-employee director serving on SharpLink Board of Directors from February 13, 2024, through December 31, 2024. No stock options were awarded to non-employee directors during 2024.

Name	Fees Earned ($)	Number of RSUs Granted	Total ($)
Leslie Bernhard	59,500	8,889	59,500
Obie McKenzie	59,500	8,889	59,500
Robert Gutkowski	55,108	8,889	55,108

2025 Director Compensation

For 2025, non-employee directors will receive compensation for services as directors pursuant to the 2025 Board Compensation Plan adopted by the Board of Directors on March 19, 2025. In accordance with the 2025 Board Compensation Plan, non-employee directors will receive:

●	A base annual fee of $35,000 for services, payable monthly.

●	Additional cash compensation for services on Committees.

○	Directors who serve as the Chair of the Audit or Compensation Committee will receive $15,000 annually, payable each calendar quarter on March 31, 2025; June 30, 2025; September 30, 2025; and December 31, 2025.

○	Directors serving on the Audit and Compensation Committees and are not already receiving compensation for serving as the Chair of one of those committees, will receive $10,000 annually, payable each calendar quarter on March 31, 2025; June 30, 2025; September 30, 2025; and December 31, 2025.

●	Equity consideration issuable as follows:

○	Each of the non-employee directors will be eligible to be granted up to 6,666 RSUs in 2025, subject to stockholder approval of both Proposals 1 and 2.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of June 20, 2025 regarding the beneficial ownership by our management and all stockholders known to us to own beneficially more than 5% of our common stock:

Name (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Outstanding Common Stock (3)
Greater than 5% Stockholders
A.G.P./Alliance Global Partners (4)	3,577,013	5.8%
Consensys Software Inc. (5)	9,131,971	14.7%
Jane Street Global Trading, LLC (6)	4,910,560	7.9%
ParaFi Digital Opportunities LP (7)	3,658,530	5.9%

Named Executive Officers
Rob Phythian, CEO (8)	69,223	*
Robert DeLucia, CFO (9)	14,107	*
Non-Employee Directors
Joseph Lubin (10)	6,434,213	10.4%
Leslie Bernhard (11)	11,666	*
Robert Gutkowski (11)	11,666	*
Obie McKenzie (11)	11,666	*
All directors and executive officers as a group	6,552,541	10.5%

(1)	Unless otherwise indicated, such individual’s address is c/o SharpLink Gaming, Inc., 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Common stock relating to options currently exercisable or exercisable within 60 days of the date of this table are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3)	Percentages are calculated based on 62,125,336 shares of common stock issued and outstanding as of June 20, 2025.

(4)	Includes (i) 813,000 shares of Common Stock and (ii) 2,764,013 shares of Common Stock underlying placement agent warrants (the “Placement Agent Warrants”) issued in connection with the PIPE Offering. Thomas J. Higgins, the Managing Director of A.G.P./Alliance Global Partners (“A.G.P.”) has voting and investment control of the shares held by A.G.P. Mr. Higgins may be deemed to be the beneficial owner of such shares. Mr. Higgins, however, disclaims any beneficial ownership of the shares held by A.G.P. The address of A.G.P. is 590 Madison Avenue, New York, New York 10022.

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(5)

Consists of (i) 180,000 shares from the PIPE Offering, (ii) 3,966,340 pre-funded warrants from the PIPE Offering (iii) 34,000 shares of Common Stock from the May 2025 Registered Offering (defined below), (iv) 1,496,612 pre-funded warrants from the May 2025 Registered Offering, and (v) 3,455,019 Strategic Advisor Warrants (defined below). Matthew Corva, the General Counsel and Corporate Secretary of Consensys Software Inc. (“Consensys”), along with Daniel Sean Odell, the Chief Financial Officer of Consensys, have joint voting and investment control of the shares held by Consensys. As such, Mr. Corva and Mr. Odell may be deemed to be the beneficial owners of such shares. Mr. Corva and Mr. Odell, however, disclaim any beneficial ownership of the shares held by Consensys, except to the extent of their pecuniary interest therein.

Joseph Lubin is the Chairman of the Board of Directors of the Company and is also the Chief Executive Officer of Consensys. Mr. Lubin does not have any voting or investment control over the securities held by Consensys, however, Mr. Lubin disclaims any beneficial ownership of the shares held by Consensys, except to the extent of his pecuniary interest therein.

The address of Consensys is 5049 Edwards Ranch Rd., Ft. Worth, TX 76109.

On May 20, 2025, we entered into a securities purchase agreement with Consensys in connection with the Company’s reasonable best efforts registered offering (the “May 2025 Registered Offering”), pursuant to which we sold to Consensys (i) 34,000 shares of Common Stock and (ii) pre-funded warrants to purchase up to 1,496,612 shares of Common Stock. The shares of Common Stock were offered at an offering price of $2.94 per share.

On May 30, 2025, we entered into the strategic advisory agreement with Consensys (the “Strategic Advisory Agreement”), pursuant to which Consensys agreed to provide the Company with technical advisory services regarding the digital asset ecosystem, including Ether and related technologies, developments in the digital asset and crypto gaming industries, the selection of third-party vendors with respect to asset management and related digital asset services, and other strategic advice regarding the Company’s digital assets treasury operations. Consensys received warrants (the “Strategic Advisor Warrants”) to purchase up to 3,455,019 shares of Common Stock as compensation pursuant to the Strategic Advisory Agreement. The Strategic Advisor Warrants are exercisable at various prices per share of Common Stock as follows: (i) 1,382,007 shares of Common Stock at an exercise price of $6.15 per share of Common Stock; (ii) 691,004 shares of Common Stock at an exercise price of $6.765 per share of Common Stock; (iii) 691,004 shares of Common Stock at an exercise price of $7.38 per share of Common Stock; and (iv) 691,004 shares of Common Stock at an exercise price of $7.995 per share of Common Stock.

(6)	Jane Street Global Trading, LLC is a wholly owned subsidiary of Jane Street Group, LLC. Turner Batty and Matthew Berger are the members of Jane Street Group’s Management Committee who exercise dispositive power over the shares held by Jane Street Global Trading, LLC. Mr. Batty and Mr. Berger disclaim any beneficial ownership of the shares of held by Jane Street Global Trading, LLC. The address of Jane Street Global Trading, LLC is 250 Vesey Street, 3rd Floor, New York, New York 10281.

(7)	ParaFi Capital LP (“ParaFi Capital”) signed an Asset Management Agreement with the Company. ParaFi Capital serves as the investment manager to ParaFi Digital Opportunities LP. Benjamin Forman is the founder and managing partner of ParaFi Capital and, in such capacity, holds sole voting and investment power over the shares held by ParaFi Digital Opportunities LP. Accordingly, ParaFi Capital and Mr. Forman may each be deemed to be the beneficial owner of the shares held by ParaFi Digital Opportunities LP. Each of ParaFi Capital and Mr. Forman disclaims beneficial ownership of such shares except to the extent of their pecuniary interest therein. In a transaction separate from the purchase of shares by ParaFi Digital Opportunities LP, ParaFi Capital also entered into an Asset Management Agreement with the Company. The address for ParaFi Digital Opportunities LP is 500 West Putnam Avenue, Suite 400, Greenwich, Connecticut 06830.

(8)	Includes 6,250 RSUs which vest on the earlier of (i) June 30, 2025, or (ii) a change of control of the Company; and 18,333 unvested RSUs.

(9)	Includes 13,000 shares of common stock.

(10)	Consists of 6,434,213 pre-funded warrants from the PIPE Offering. Mr. Lubin is the Chairman of the Board of Directors of the Company is the co-founder and Chief Executive Officer of Consensys, which acts as the strategic advisor to the Company.

(11)	Includes (i) 1,388 RSUs which vest on June 30, 2025; and (ii) 4,166 RSUs which vest on the earlier of (A) June 30, 2025, or (B) a change of control of the Company.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and any annual report, please notify your bank or broker, direct your written request to SharpLink Gaming, Inc., 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401, Attention: Investor Relations, or contact by telephone at (612) 293-0619; or find our materials posted online at https://investors.sharplink.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

INCORPORATION BY REFERENCE

Information on our website, other than our Proxy Statement, Notice of the Special Meeting, and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

OTHER MATTERS

The Board of Directors does not intend to bring any matters before the Special Meeting other than those specifically set forth in the Notice of the Special Meeting and knows of no matters to be brought before the Special Meeting.

By Order of the Board of Directors,
/s/ Joseph Lubin
Joseph Lubin
Chairman of the Board of Directors

Date: July 3, 2025

A copy of the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2025, as amended by the Company’s Form 10-K/A filed with the SEC on March 17, 2025 is available without charge upon written request to: Corporate Secretary, SharpLink Gaming, Inc., 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401.

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SHARPLINK GAMING, INC.

SharpLink Gaming, Inc., (the “Corporation”) a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of Delaware on January 26, 2022, as amended by that Certificate of Amendment filed on February 13, 2024, that Certificate of Designation of the Series A-1 Preferred Stock of SharpLink Gaming, Inc., filed on February 13, 2024, that Certificate of Designation of the Series B Preferred Stock of SharpLink Gaming, Inc., filed on February 13, 2024, and that Certificate of Amendment filed on May 2, 2025.

SECOND: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

That Section 4.1 of Article FOUR of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, shall be deleted and the following paragraph shall be inserted in lieu thereof:

“4.1 The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 515,000,000 shares. 500,000,000 shares are designated as Common Stock, each having a par value of $0.0001, and 15,000,000 shares are designated as Preferred Stock, each having a par value of $0.0001.”

THIRD: Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval at a meeting thereof, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: This Certificate of Amendment shall become effective as of [●], 2025 at 12:01 a.m. Eastern Time.

FIFTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the [____] day of [___________], 2025.

SHARPLINK GAMING, INC.

By:
Name:	Rob Phythian
Title:	Chief Executive Officer

A-1

APPENDIX B

SHARPLINK GAMING, INC.

AMENDED AND RESTATED

2023 EQUITY INCENTIVE PLAN

1. General.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors, and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Shares through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Adoption Date; Effective Date. The Plan was originally adopted by the Board on June 12, 2023 (the “Adoption Date”) and was approved by the Company’s stockholders on December 6, 2023 (the “Effective Date”). The Plan is hereby amended and restated, as set forth herein, as of June 18, 2025, subject to the approval by the Company’s stockholders.

2. Shares Subject to the Plan.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of Shares that may be issued pursuant to Awards shall not exceed 8,034,166 Shares.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options is 8,034,166 Shares.

(c) Share Reserve Operation.

(i) Limit Applies to Shares Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of Shares that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company shall keep available at all times the number of Shares reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance shall not reduce the number of Shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Shares and Do Not Reduce Share Reserve. The following actions do not result in an issuance of Shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued or (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Shares).

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(iii) Reversion of Previously Issued Shares to Share Reserve. Shares previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares shall be added back to the Share Reserve and again become available for issuance under the Plan. For the avoidance of doubt, any Shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award, and any Shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award shall not be added back to the Share Reserve and shall not again become available for issuance under the Plan. Without limiting the foregoing, with respect to any SAR that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the SAR upon exercise.

3. Eligibility and Limitations.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

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4. Options and Stock Appreciation Rights.

Each Option and SAR shall have such terms and conditions as determined by the Board. Each Option shall be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option shall be a Nonstatutory Stock Option, and the Shares purchased upon exercise of each type of Option shall be separately accounted for. Each SAR shall be denominated in Shares equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement shall conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR shall not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Shares subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of Shares that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Shares is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Shares, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company shall reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price shall not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

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(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR shall not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of Shares equal to the number of Shares equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Shares or cash (or any combination of Shares and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs shall apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of being transferred:

(i) Restrictions on Transfer. An Option or SAR shall not be transferable, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs shall cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs shall terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant shall be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant shall have no further right, title or interest in such forfeited Award, the Shares subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

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(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award shall terminate, and the Participant shall have no further right, title or interest in the terminated Award, the Shares subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of Shares upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last 30 days of the applicable Post-Termination Exercise Period the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of Shares upon such exercise would violate Applicable Law, then the applicable Post-Termination Exercise Period shall be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any Shares until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR shall be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole Shares or their equivalents.

5. Awards Other Than Options and Stock Appreciation Rights.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award shall have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement shall conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, Shares subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant shall have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

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(2) RSUs: An RSU Award represents a Participant’s right to be issued on a future date the number of Shares that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue Shares in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant shall not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(2) RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award shall be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant shall not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any Shares pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any Shares in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards shall cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the Shares held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested shall be forfeited upon such termination and the Participant shall have no further right, title or interest in the RSU Award, the Shares issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Settlement of RSU Awards. A RSU Award may be settled by the issuance of Shares or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

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(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained shall be determined by the Board.

(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Shares, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board shall have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of Shares (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

(d) Dividend Equivalents. Awards may provide the Participant with dividend equivalents, on a contingent basis and either in cash or in additional Shares, as determined by the Board in its sole discretion and set forth in the related Award Agreement; provided, however, that that any dividend equivalents with respect to an unvested Award shall be accumulated or deemed reinvested until such Award is earned and vested, and shall be subject to the same terms and conditions as the original Award (including service-based vesting conditions and the achievement of any Performance Goals). Notwithstanding the foregoing, no dividend equivalents shall be granted with respect to Shares underlying an Option or SAR.

6. Adjustments upon Changes in Shares; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of Shares subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Shares subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional Shares shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding Shares not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the Shares subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Awards in the event of a Corporate Transaction except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Shares issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution shall be set by the Board.

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(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and SARs, the time when such Awards may be exercised) shall be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that shall accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards shall accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that shall accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment shall be made no later than 30 days following the occurrence of the Corporate Transaction.

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards shall terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award shall terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but shall receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant shall be deemed to have agreed that the Award shall be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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7. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time: (1) which of the persons eligible under the Plan shall be granted Awards; (2) when and how each Award shall be granted; (3) what type or combination of types of Award shall be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive an issuance of Shares or other payment pursuant to an Award; (5) the number of Shares or cash equivalent with respect to which an Award shall be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Shares, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof shall vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it shall vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Shares (including, but not limited to, any Corporate Transaction), for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval shall be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan shall not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award shall not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

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(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval shall not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii) Except in connection with a corporate transaction or event described in Section 6 of this Plan or in connection with a Corporate Transaction, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs, or cancel outstanding “underwater” Options or SARs (including following a Participant’s voluntary surrender of “underwater” Option or SAR) in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Option or SAR, without stockholder approval. This Section 7(b)(xii) is intended to prohibit the repricing of “underwater” Options and SARs and will not be construed to prohibit the adjustments provided for in Section 6 of this Plan. Notwithstanding any provision of this Plan to the contrary, this Section 7(b)(xii) may not be amended without approval by the stockholders.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award shall be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award shall be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

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(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of Shares to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation shall specify the total number of Shares that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards shall be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8. Tax Withholding

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the grant, exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue Shares subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding Shares from the Shares issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and shall not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Shares on the date of grant as determined by the Internal Revenue Service and the Option or SAR otherwise complies with the deferral of compensation and other requirements of Section 409A.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9. Miscellaneous.

(a) Source of Shares. The Shares issuable under the Plan shall be Shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

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(b) Use of Proceeds from Sales of Shares. Proceeds from the sale of Shares pursuant to Awards shall constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records shall control and the Participant shall have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Shares subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award shall constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant shall have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

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(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Shares (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan shall be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy shall be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant shall not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant shall not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals shall be subject to the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements shall be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) shall be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred shall be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

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(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10. Covenants of the Company.

(a) Compliance with Law. The Company shall seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell Shares upon exercise or vesting of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Shares issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Shares pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11. Additional Rules for Awards Subject to Section 409A.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event shall the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares shall be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six-month period.

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(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1) If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control, the settlement of the Vested Non-Exempt Award shall automatically be accelerated and the shares shall be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant shall receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award shall remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

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(2) If the Acquiring Entity shall not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity shall not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i) If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control, the vesting and settlement of any Non-Exempt Director Award shall automatically be accelerated and the shares shall be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant shall instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award shall remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

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(iii) To the extent the terms of any Non-Exempt Award provide that it shall be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it shall be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award shall not trigger the additional tax imposed under Section 409A, and any ambiguities herein shall be so interpreted.

12. Severability. If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which shall give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13. Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the Adoption Date. The Plan shall automatically terminate on June 18, 2035, but all grants made prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14. Definitions.

As used in the Plan, the following definitions apply to the capitalized terms below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Adoption Date” has the meaning ascribed to such term in Section 1(c) of the Plan.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Shares, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

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(f) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.

(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Shares subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or an Affiliate; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate or of any statutory duty owed to the Company or an Affiliate; (iii) such Participant’s unauthorized use or disclosure of the Company’s or any of its Affiliate’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.

(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, such event or events, as the case may be, also constitute a Section 409A Change in Control:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

B-18

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m) “Company” means SharpLink Gaming, Inc., a Delaware corporation, or any successor thereto.

(n) “Compensation Committee” means the Compensation Committee of the Board.

(o) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

B-19

(p) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service shall be made, and such term shall be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(q) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(r) “Director” means a member of the Board.

(s) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(t) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(u) “Effective Date” has the meaning ascribed to such term in Section 1(c) of the Plan.

B-20

(v) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(w) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(x) “Entity” means a corporation, partnership, limited liability company or other entity.

(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(z) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(aa) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Shares (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Shares is listed on any established stock exchange or traded on any established market, the Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Shares on the date of determination, then the Fair Market Value shall be the closing sales price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Shares, or if otherwise determined by the Board, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(bb) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity, any court or other tribunal, and any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(cc) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of Shares subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

B-21

(dd) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ee) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award shall not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Law.

(ff) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(gg) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.

(hh) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(ii) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder)) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(jj) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(kk) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ll) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase Shares granted pursuant to the Plan.

(mm) “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement shall be subject to the terms and conditions of the Plan.

B-22

(nn) [Reserved.]

(oo) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp) “Other Award” means an award based in whole or in part by reference to the Shares which is granted pursuant to the terms and conditions of Section 5(c).

(qq) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement shall be subject to the terms and conditions of the Plan.

(rr) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ss) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(tt) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Shares.

(uu) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any measure of performance selected by the Board.

(vv) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding Shares by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to holders of Shares other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

B-23

(ww) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals shall be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx) “Plan” means this SharpLink Gaming, Inc. Amended and Restated 2023 Equity Incentive Plan, as further amended, or amended and restated, from time to time.

(yy) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(zz) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(aaa) [Reserved.]

(bbb) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.

(ccc) “Restricted Stock Award” or “RSA” means an Award of Shares which is granted pursuant to the terms and conditions of Section 5(a).

(ddd) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(eee) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of Shares which is granted pursuant to the terms and conditions of Section 5(a).

(fff) “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement shall be subject to the terms and conditions of the Plan.

(ggg) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(hhh) “Rule 405” means Rule 405 promulgated under the Securities Act.

B-24

(iii) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(jjj) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(kkk) “Securities Act” means the Securities Act of 1933, as amended.

(lll) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(mmm) “Shares” means shares of Common Stock, par value $0.0001 per share, of the Company.

(nnn) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Shares that is granted pursuant to the terms and conditions of Section 4.

(ooo) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement shall be subject to the terms and conditions of the Plan.

(ppp) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(qqq) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(rrr) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(sss) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(ttt) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

B-25

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V76667-S17512

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SHARPLINK GAMING, INC.

Note: Please sign exactly as your name or names appear(s) on this Proxy. If two or more persons are joint owners of a share, this instrument must be executed by the person who is registered first in the Company's Register of Members. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders:
The Notice and Proxy Statement is available at www.proxyvote.com.

V76668-S17512

SHARPLINK GAMING, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert DeLucia, Chief Financial Officer of the undersigned, and Rob Phythian, Chief Executive Officer of the undersigned, or either of them, for and in the name(s) of the undersigned, with full power of substitution and revocation to vote any and all shares of common stock, par value $0.0001 per share, of SharpLink Gaming, Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Special Meeting of Stockholders to be held on July 24, 2025 at 5:00 P.M. Eastern Time virtually via live audio webcast at www.virtualshareholdermeeting.com/SBET2025SM and at any adjournment(s) or postponement(s) thereof, and hereby revoking any prior proxies to vote said shares, upon the following items of business and related resolutions as more fully described in the notice of and proxy statement of such Special Meeting of Stockholders (receipt of which is hereby acknowledged).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

FOR THE FULL TEXT OF EACH RESOLUTION SEE THE RELEVANT ITEM IN THE PROXY STATEMENT.

SPECIAL MEETING OF STOCKHOLDERS OF
SHARPLINK GAMING, INC.

July 24, 2025

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envelope provided as soon
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(Continued and to be signed on the reverse side)